UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2004

Riggs National Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-9756	52-1217953
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 835-4309

Item 5. Other Events and Required FD Disclosure.

     On April 29, 2004, Riggs National Corporation (“Riggs”) issued a press release announcing, in part, (i) Riggs plans to exit or sell most of its international banking business and focus its embassy banking business on a more select client base, (ii) Lawrence Connell joined the board of Riggs’ banking subsidiary, Riggs Bank N.A., as Vice Chairman, (iii) Anthony P. Terracciano joined the Riggs board, (iv) Joe L. Allbritton stepped down as Vice Chairman of Riggs, (v) Barbara Allbritton stepped down from the board of Riggs Bank, N.A., (vi) Sir Christopher Meyer stepped down from the Riggs board, (vii) an update with respect to regulatory proceedings involving Riggs and its subsidiaries, and (viii) a dividend of $0.05 per share was declared by the Riggs board, payable to May 17, 2004 to shareholders of record on May 12, 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference. The information in this Item 5 of Form 8-K, including the exhibit (but only with respect to the second through sixth paragraphs of the press release and the sections of the press release titled “International Business Actions, Focus on Domestic Banking,” “Management and Board Additions,” “Regulatory Update,” “Dividend” and “Commentary”), shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it shall be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibit is furnished (but only with respect to the first paragraph of the press release, the section of the press release titled “First Quarter 2004 Earnings” and the Financial Tables) and filed (but only with respect to the second through sixth paragraphs of the press release and the sections of the press release titled “International Business Actions, Focus on Domestic Banking,” “Management and Board Additions,” “Regulatory Update,” “Dividend” and “Commentary”) with this report.

99.1 Press Release of Riggs National Corporation, dated April 29, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 29, 2004, Riggs issued a press release announcing, in part, earnings for the quarter ended March 31, 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 12 by reference. The information in this Form 8-K, including the exhibit (but only with respect to the first paragraph of the press release, the section of the press release titled “First Quarter 2004 Earnings” and the Financial Tables), shall not be deemed to be “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGGS NATIONAL CORPORATION

By:	/S/ Steven T. Tamburo

Steven T. Tamburo
Chief Financial Officer

Dated: May 3, 2004

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press release of Riggs National Corporation, dated April 29, 2004